HERITAGE CAPITAL APPRECIATION TRUST
                     Supplement dated March 13, 1997 to the
            Statement of Additional Information dated January 2, 1997


         Heritage Asset Management, Inc. has retained Liberty Investment Management, a division of Goldman Sachs Asset Management ("GSAM-Liberty"), which itself is a separate operating division of Goldman, Sachs & Co., as subadviser to Heritage Capital Appreciation Trust (the "Trust"). The reference to "Liberty Investment Management ('Liberty')" on page 2 of the Statement of Additional Information ("SAI") should be replaced with "Liberty Investment Management, a division of Goldman Sachs Asset Management ('GSAM-Liberty')".

         In addition, the reference to "Liberty" in the second paragraph on page 25 of the SAI should be replaced with "GSAM-Liberty".

         In addition, the third and fourth paragraphs under "Investment Adviser and Administrator; Subadvisers" on page 25 of the SAI should be replaced with the following information:

                  At a special meeting of shareholders held on February 28, 1997, shareholders approved the appointment of GSAM-Liberty as a
         Subadviser to the Trust, replacing Liberty Investment Management ("Liberty"). The appointment of GSAM-Liberty as a Subadviser allows the Trust to continue to retain the services of Herbert E. Ehlers as the
         Trust's   portfolio   manager.   GSAM-Liberty   intends   to  follow
         substantially the same investment approach employed by Liberty.

         In addition, the reference to "Liberty" in the last partial paragraph on page 26 of the SAI should be replaced with "GSAM-Liberty".

         In addition, the reference to "the Subadvisers" in the first partial paragraph on page 27 of the SAI should be replaced with "Eagle and Liberty".